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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report  (Date of earliest event reported)     December 22, 1999
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                    United Financial Banking Companies, Inc.

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             (Exact name of registrant as specified in its charter)



          Virginia                    0-13395                54-1201253
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(State or other jurisdiction         (Commission            (IRS Employer
      or incorporation)              File Number)           Identification No.)



                   8399 Leesburg Pike, Vienna, Virginia 22182

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                    (Address of principal executive offices)



Registrant's telephone number, including area code      (703) 734-0040
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          (Former name or former address, if changed since last report)
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ITEM FIVE.      OTHER EVENTS


          At a meeting held on December 20, 1999, the United Financial Banking Companies, Inc. Board of Directors voted to extend the Company's public offering ("Offering") of $1 par value common stock for sixty days or until the Offering is fully subscribed, whichever is shorter. The Offering comprises 170,000 shares of common stock at $9.00 per share and is currently 75% sold.





                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     United Financial Banking Companies, Inc.
                                                       (Registrant)



                                     By:     /s/ HAROLD C. RAUNER
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                                           Harold C. Rauner, President


Date:                  December 22, 1999
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